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                                                                     ADVANTUS
                                                                 FAMILY OF FUNDS


                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                       ADVANTUS CORNERSTONE FUND


                                                              SEPTEMBER 30, 1995

ADVANTUS CORNERSTONE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                           2

INVESTMENTS IN SECURITIES                    6

STATEMENT OF ASSETS AND LIABILITIES          8

STATEMENT OF OPERATIONS                      9

STATEMENT OF CHANGES IN NET ASSETS          10

NOTES TO FINANCIAL STATEMENTS               11

INDEPENDENT AUDITORS' REPORT                16

FEDERAL INCOME TAX INFORMATION              17

SHAREHOLDER SERVICES                        18

October 31, 1995

                                                                         [PHOTO]
Dear Shareholders:

The first nine months of 1995 produced exceptional returns for both stock and bond investors. Subdued inflation and a growing economy combined to create a positive secular environment for financial assets.

A 140 basis point reduction in the 30-year Treasury Bond produced a 21 percent return since the beginning of the year. Corporate bonds returned 16.5 percent according to the Lehman Corporate Bond Index. If this pace continues, the bond market will finish off one of its best years ever - a sharp reversal from 1994.

Investors reacted strongly to every actual and perceived economic shift creating unusual volatility in the bond market. The sharp sell off in July and August was just such an over reaction. Long term yields will be driven by continuing concerns about the budget process in Washington, the near term direction of the economy and the dollar's performance. Nonetheless, we expect Treasury Bills to remain trading in the 6-7 percent range.

Technology, financial and consumer companies drove the stock market to all-time record highs in the third quarter as measured by the S&P 500. While this produced spectacular results, the extended run may create additional vulnerability in the market. The chief concerns are disappointing earnings announcements and a general slow down in profitability. According to Ibbotson Associates, there have only been four times since 1927 that stock prices have risen more in the first nine months of the year. In each instance, the market cooled off in the final quarter. Factors which could push the market up in the short term, however, are a significant interest rate reduction or a surge in foreign portfolio inflows.

The current economic expansion is displaying the mixed signals of maturation. However, we do not expect an early end to the recovery. The economy's recent slow growth pattern should lengthen the life of the expansion by reducing inflationary pressures and consequently, the need for money tightening measures. It is unlikely that the economy will regain the robust pace of the early stages of the expansion.

The market does hold opportunity for investors. Diversification across industries and geographic regions remains a key element to successful investing. However, determining which investments will benefit in both the near and long term requires professional experience. Advantus Capital Management, Inc. offers a family of eight funds which are designed to help you reach your goals with a thoughtful, well conceived investment strategy.

Sincerely,

Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS CORNERSTONE FUND
PERFORMANCE UPDATE
[PHOTO]
MATTHEW D. FINN, CFA
PORTFOLIO MANAGER
The Advantus Cornerstone Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in equity securities of companies which, in the opinion of the Adviser, have market values which appear low relative to their underlying value or future growth potential.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus Cornerstone Fund's performance for the year ending September 30, 1995 for each class of shares offered is as follows:

Class A                 24.4 percent*
Class B                 23.2 percent*
Class C (since 3/1/95   20.1 percent*
  inception)

The S&P 500 Barra Value Index** returned 26.7 percent for the year ending September 30, 1995. Performance relative to the S&P 500 Barra Value Index for the year was held back by holdings of cash equivalents and an underweighting in banks.

PORTFOLIO RECAP

The Portfolio's strong performance was driven primarily by economically sensitive holdings and financial services companies. Among economically sensitive companies Xerox, Cytec--chemicals, Owens Corning Fiberglass, Sears, Federated Department Stores, B.F. Goodrich--aerospace/chemicals and apparel companies performed well. In financial services American Express and Golden West Financial--savings and loan, were stand out performers. Relative performance was held back by just a few holdings and an underweighting in regional bell operating companies, "the baby bells."

The Portfolio's primary overweights relative to the S&P 500 remain in financial services and energy. Our focus in the financial service area is insurance and savings and loans. However we meaningfully reduced holdings in the S&L industry during the quarter. Our energy focus shifted from domestic refiners to integrated natural gas and oil field services. We have been gradually increasing our weights in economically sensitive companies based on perceived weakness in these issues. Recent portfolio additions in this area include: Owens Corning Fiberglass, Morton International--chemicals/auto airbags, Aluminum Company of America and Burlington Northern/Southern Pacific Railroad.

OUTLOOK

Recently, the market lurched back to safe havens (i.e. utilities and consumer nondurables) driven by concerns about the economy and third quarter earnings reports. This troughing process will ultimately be resolved by the Federal Reserve easing interest rates or continued moderate economic growth.

                                                       ADVANTUS CORNERSTONE FUND
                                                              SEPTEMBER 30, 1995

In the former case, investors are likely to rotate back to selected cyclical companies as they discount a recovery sparked by the lower interest rates. In the latter, selected cyclical companies can post strong earnings comparisons.

The portfolio currently has meaningful exposure to companies with economically sensitive earnings. However, nearly all of these companies, have ongoing restructurings, cost saving initiatives or share buybacks in place that should help support earnings even in a slow economic environment.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
             INVESTMENT IN ADVANTUS CORNERSTONE FUND, S&P 500 BARRA
                      VALUE INDEX AND CONSUMER PRICE INDEX

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            CLASS A     CLASS B    S&P 500 BARRA INDEX      CPI         CLASS A:
09/16/94    10,000.00   10,000.00             10,000.00   10,000.00         One year     18.20%
09/30/94     9,374.00    9,870.00              9,824.00   10,054.00  Since inception     15.90%
09/30/95    11,659.00   11,708.00             12,582.00   10,275.00         Class B:
                                                                            One Year     18.20%
                                                                     Since inception     16.40%

On the chart above you can see how the Advantus Cornerstone Fund's Class A and Class B shares' total return compared to the S&P 500 Barra Value Index and the Consumer Price Index. The four lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of the Advantus
Cornerstone Fund Class A and Class B shares (September 16, 1994) through September 30, 1995.

*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The S&P 500 Barra Value Index contains those stocks from the S&P 500 that have a price-to-book ratio below the capitalization weighted median price-to-book ratio of the S&P 500.

ADVANTUS CORNERSTONE FUND
SEPTEMBER 30, 1995

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total return
Since inception      20.1%
                   Class C   S&P 500 Barra Index        CPI
3/01/95             10,000                10,000     10,000
9/30/95             12,013                11,865     10,146

On the chart above you can see how the Advantus Cornerstone Fund's Class C shares' total return compared to the S&P 500 Barra Value Index and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of the Advantus Cornerstone Fund Class C shares (March 1, 1995) through September 30, 1995.
The above charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum 5 percent contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.
Historical results are not an indication of future performance.

                                                       ADVANTUS CORNERSTONE FUND
                                                              SEPTEMBER 30, 1995

TEN LARGEST STOCK HOLDINGS

                                          MARKET    % OF STOCK
COMPANY                         SHARES    VALUE     PORTFOLIO
------------------------------  ------  ----------  ----------
TIG Holdings Inc..............  66,800  $1,795,250      5.9%
Owens-Corning Fiberglas
 Corporation..................  35,800   1,597,575      5.3%
American Express Company......  28,200   1,251,375      4.1%
MBIA Inc......................  17,600   1,240,800      4.1%
Green Point Financial
 Corporation..................  40,200   1,110,525      3.7%
Sears, Roebuck and Co.........  27,500   1,014,063      3.4%
Xerox Corporation.............  7,500    1,007,813      3.4%
Golden West Financial
 Corporation..................  19,700     994,850      3.3%
Tosco Corporation.............  28,200     972,900      3.2%
Case Corporation..............  26,300     966,525      3.2%
                                        ----------      ---
                                        $11,951,676    39.6%
                                        ----------      ---
                                        ----------      ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                         6.2%
Consumer Goods and Services          23.9%
Credit Sensitive                     26.4%
Intermediate Goods and Services      30.3%
Technology                            9.9%
Cash and Other
Assets/Liabbilities                   3.3%

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1995
(Percentages of each investment category relate to total net assets.)

                                                            MARKET
   SHARES                                                  VALUE(A)
------------                                             ------------
COMMON STOCKS (96.8%)
  CAPITAL GOODS (6.2%)
    Machinery (6.2%)
      26,300   Case Corporation........................  $    966,525
       7,700   ITT Corporation.........................       954,800
                                                         ------------
                                                            1,921,325
                                                         ------------
  CONSUMER GOODS AND SERVICES (24.0%)
    Consumer Goods (6.6%)
      13,089   Columbia/HCA Healthcare
                Corporation............................       636,453
      23,100   Mallinckrodt Group Inc..................       915,337
      18,900   Value Health Incorporated (b)...........       500,850
                                                         ------------
                                                            2,052,640
                                                         ------------
    Consumer Services (2.2%)
      33,800   Bowne & Company, Incorporated...........       684,450
                                                         ------------
    Retail (6.1%)
      31,100   Federated Department Stores (b).........       882,462
      27,500   Sears, Roebuck and Co...................     1,014,063
                                                         ------------
                                                            1,896,525
                                                         ------------
    Consumer Cyclicals (9.1%)
      48,100   Burlington Industries (b)...............       607,262
      30,600   Kellwood Company........................       631,125
      35,800   Owens-Corning Fiberglas Corporation
                (b)....................................     1,597,575
                                                         ------------
                                                            2,835,962
                                                         ------------
  CREDIT SENSITIVE (26.4%)
    Finance (9.5%)
      28,200   American Express Company................     1,251,375

                                                            MARKET
   SHARES                                                  VALUE(A)
------------                                             ------------
  CREDIT SENSITIVE--CONTINUED
      19,700   Golden West Financial Corporation.......  $    994,850
      31,500   Lehman Brothers Holdings, Inc...........       728,437
                                                         ------------
                                                            2,974,662
                                                         ------------
    Insurance (16.9%)
       7,900   American Internationl Group, Inc........       671,500
      40,200   Green Point Financial Corporation.......     1,110,525
      17,600   MBIA Inc................................     1,240,800
      20,500   RLI Corporation.........................       458,687
      66,800   TIG Holdings Inc........................     1,795,250
                                                         ------------
                                                            5,276,762
                                                         ------------
  INTERMEDIATE GOODS AND SERVICES (30.3%)
    Energy (14.4%)
      25,300   Coflexip ADR (c)........................       388,987
      24,600   Columbia Gas System, Inc (b)............       950,175
      27,400   Tidewater Incorporated..................       770,625
      28,200   Tosco Corporation.......................       972,900
      33,200   USX--Marathon Group.....................       655,700
      41,300   YPF Sociedad Anonima ADR (c)............       743,400
                                                         ------------
                                                            4,481,787
                                                         ------------
    Materials (11.5%)
      14,500   Aluminum Company of America.............       766,688
      12,000   Citation Corporation (b)................       216,000
      13,400   Cytec Industries Inc (b)................       775,525
       7,600   Dow Chemical Company....................       566,200
      21,500   Fort Howard Corporation (b).............       330,563

              See accompanying notes to investments in securities.

                                                       ADVANTUS CORNERSTONE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                            MARKET
   SHARES                                                  VALUE(A)
------------                                             ------------
  INTERMEDIATE GOODS AND SERVICES-- CONTINUED
      30,000   Morton International....................  $    930,000
                                                         ------------
                                                            3,584,976
                                                         ------------
    Transportation (4.4%)
      10,500   Burlington Northern Santa Fe (b)........       761,250
      25,900   Teekay Shipping Corporation (b)(c)......       621,600
                                                         ------------
                                                            1,382,850
                                                         ------------
                                                            MARKET
   SHARES                                                  VALUE(A)
------------                                             ------------
  TECHNOLOGY (9.9%)
      44,400   EMC Corporation (b).....................  $    804,750
      14,500   B.F. Goodrich Company...................       955,188
      20,300   Rohr Incorporated (b)...................       329,875
       7,500   Xerox Corporation.......................     1,007,813
                                                         ------------
                                                            3,097,626
                                                         ------------
                                    Total common stocks
(cost: $26,585,182) ...................................    30,189,565
                                                         ------------

PRINCIPAL
---------
  SHORT-TERM SECURITIES (4.1%)
$ 480,000  U.S. Treasury Bills........................          5.55%   10/12/95       479,113
  800,000  U.S. Treasury Bills........................    5.41%-5.45%   12/07/95       791,842
                                                                                  ------------
           Total short-term securities (cost: $1,271,142).......................     1,270,955
                                                                                  ------------
           Total investments in securities (cost: $27,856,324) (d)..............  $ 31,460,520
                                                                                  ------------
                                                                                  ------------

Notes to Investments in Securities
(a)  Securites are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c)  The Fund held 5.6% of net assets in foreign securities as of September 30,
     1995.
(d)  At September 30, 1995 the cost of securities for federal income tax purposes was $27,858,988. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
           Gross unrealized appreciation........................................................................  $  4,261,727
           Gross unrealized depreciation........................................................................      (660,195)
                                                                                                                  ------------
           Net unrealized appreciation..........................................................................  $  3,601,532
                                                                                                                  ------------
                                                                                                                  ------------

ADVANTUS CORNERSTONE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                              ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $27,856,324)..............................................  $ 31,460,520
Cash in bank on demand deposit.......................................................        79,465
Receivable for Fund shares sold......................................................         7,154
Receivable for investment securities sold............................................     1,173,698
Dividends receivable.................................................................        43,244
Organizational costs.................................................................        43,471
                                                                                       ------------
    Total assets.....................................................................    32,807,552
                                                                                       ------------
                                            LIABILITIES
Payable for Fund shares repurchased..................................................         1,087
Payable for investment securities purchased..........................................     1,525,338
Payable for organizational costs.....................................................        43,471
Payable to Adviser...................................................................        35,595
                                                                                       ------------
    Total liabilities................................................................     1,605,491
                                                                                       ------------
Net assets applicable to outstanding capital stock...................................  $ 31,202,061
                                                                                       ------------
                                                                                       ------------
Represented by:
  Capital stock--$.01 par value (note 1).............................................  $     24,079
  Additional paid-in capital.........................................................    25,814,130
  Undistributed net investment income................................................            --
  Accumulated net realized gains from investments....................................     1,759,656
  Unrealized appreciation of investments.............................................     3,604,196
                                                                                       ------------
    Total--representing net assets applicable to outstanding capital stock...........  $ 31,202,061
                                                                                       ------------
                                                                                       ------------
Net assets applicable to outstanding Class A Shares..................................  $ 29,519,898
                                                                                       ------------
                                                                                       ------------
Net assets applicable to outstanding Class B Shares..................................  $  1,635,392
                                                                                       ------------
                                                                                       ------------
Net assets applicable to outstanding Class C Shares..................................  $     46,771
                                                                                       ------------
                                                                                       ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,277,462..............................................  $      12.96
                                                                                       ------------
                                                                                       ------------
  Class B--Shares outstanding 126,777................................................  $      12.90
                                                                                       ------------
                                                                                       ------------
  Class C--Shares outstanding 3,625..................................................  $      12.90
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest...........................................................................  $     88,637
  Dividends..........................................................................       354,807
                                                                                       ------------
                                                                                            443,444
                                                                                       ------------
Expenses (note 4):
  Investment advisory fee............................................................       150,365
  Distribution fees--Class A.........................................................        54,166
  Distribution fees--Class B.........................................................         7,262
  Distribution fees--Class C.........................................................           142
  Administrative services fee........................................................        37,800
  Amortization of organizational costs...............................................        11,099
  Custodian fees.....................................................................         9,421
  Auditing and accounting services...................................................         7,165
  Legal fees.........................................................................         7,924
  Directors' fees....................................................................           344
  Registration fees..................................................................        35,428
  Printing and shareholder reports...................................................        12,127
  Insurance..........................................................................         5,420
  Other..............................................................................         5,486
                                                                                       ------------
    Total expenses...................................................................       344,149
  Less fees and expenses waived or absorbed:
    Class A distribution fees........................................................       (36,111)
    Other fund expenses..............................................................       (47,635)
                                                                                       ------------
      Total fees and expenses waived or absorbed.....................................       (83,746)
                                                                                       ------------
      Total net expenses.............................................................       260,403
                                                                                       ------------
      Investment income--net.........................................................       183,041
                                                                                       ------------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3).........................................     1,821,875
  Net change in unrealized appreciation or depreciation on investments...............     3,101,643
                                                                                       ------------
    Net gains on investments.........................................................     4,923,518
                                                                                       ------------
Net increase in net assets resulting from operations.................................  $  5,106,559
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30, 1995 AND
PERIOD FROM JUNE 20, 1994 TO SEPTEMBER 30, 1994

                                                                                   1995          1994
                                                                               ------------  ------------
Operations:
  Investment income--net.....................................................  $    183,041  $     41,786
  Net realized gains (losses) on investments.................................     1,821,875        (3,672)
  Net change in unrealized appreciation or depreciation on investments.......     3,101,643       502,553
                                                                               ------------  ------------
    Increase in net assets resulting from operations.........................     5,106,559       540,667
                                                                               ------------  ------------
Distributions to shareholders from:
  Investment income--net:
    Class A..................................................................      (231,132)           --
    Class B..................................................................        (5,632)           --
    Class C..................................................................           (87)           --
  Net realized gains on investments:
    Class A..................................................................       (56,912)           --
    Class B..................................................................        (1,628)           --
    Class C..................................................................            (7)           --
                                                                               ------------  ------------
      Total distributions....................................................      (295,398)           --
                                                                               ------------  ------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A..................................................................    14,465,694    10,080,240
    Class B..................................................................     1,365,600        88,098
    Class C..................................................................        42,221            --
  Shares issued as a result of reinvested dividends:
    Class A..................................................................        15,156            --
    Class B..................................................................         7,260            --
    Class C..................................................................            94            --
  Payments for redemption of shares:
    Class A..................................................................      (172,556)           --
    Class B..................................................................       (41,569)           (5)
    Class C..................................................................            --            --
                                                                               ------------  ------------
    Increase in net assets from capital share transactions...................    15,681,900    10,168,333
                                                                               ------------  ------------
    Total increase in net assets.............................................    20,493,061    10,709,000
Net assets at beginning of period............................................    10,709,000            --
                                                                               ------------  ------------
Net assets at end of period (including undistributed net investment income of
 $0 and $42,711, respectively)...............................................  $ 31,202,061  $ 10,709,000
                                                                               ------------  ------------
                                                                               ------------  ------------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1995

(1) ORGANIZATION
    Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Cornerstone Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Value Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 7,500 Class A shares and 7,500 Class B shares. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 990,644 Class A shares for $10 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $11,099.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $43,619,339 and $28,188,885, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Captital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares. The Class B and Class C
1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .10 percent. MIMLIC Sales waived Class A distribution fees in the amount of $36,111 for the year ended September 30, 1995.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee for the Fund was $3,250 per month. Effective February 1, 1995, the administrative service fee is $3,100 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1995, Advantus Capital and MIMLIC Management voluntarily agreed to absorb $47,635 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $62,839.

    As of September 30, 1995, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                                                               NUMBER OF SHARES     PERCENTAGE OWNED
                                                                              ------------------  ---------------------
Class A.....................................................................        2,116,252               92.9%
Class B.....................................................................            7,613                6.0%
Class C.....................................................................              928               25.6%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,410.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period from June 20, 1994 to September 30, 1994 for Class A and Class B shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                                        CLASS A               CLASS B           CLASS C
                                                                 ---------------------  --------------------  -----------
                                                                    1995       1994       1995       1994        1995
                                                                 ----------  ---------  ---------  ---------  -----------
Sold...........................................................   1,292,691    998,637    120,786      8,734       3,617
Issued for reinvested distributions............................       1,391         --        664         --           8
Redeemed.......................................................     (15,257)        --     (3,406)        (1)         --
                                                                 ----------  ---------  ---------  ---------       -----
                                                                  1,278,825    998,637    118,044      8,733       3,625
                                                                 ----------  ---------  ---------  ---------       -----
                                                                 ----------  ---------  ---------  ---------       -----

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                  CLASS A                           CLASS B                   CLASS C
                                      --------------------------------  --------------------------------  ---------------
                                                         PERIOD FROM                       PERIOD FROM      PERIOD FROM
                                                        SEPTEMBER 16,                     SEPTEMBER 16,      MARCH 1,
                                        YEAR ENDED       1994 (A) TO      YEAR ENDED       1994 (A) TO      1995 (A) TO
                                       SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                           1995             1994             1995             1994             1995
                                      ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of
 period.............................     $   10.63        $   10.77        $   10.63        $   10.77        $   10.79
                                           -------          -------          -------          -------          -------
Income from investment operations:
  Net investment income (loss)......           .12              .01              .02             (.01)             .02
  Net gains or losses on securities
   (both realized and unrealized)...          2.42             (.15)            2.41             (.13)            2.14
                                           -------          -------          -------          -------          -------
    Total from investment
     operations.....................          2.54             (.14)            2.43             (.14)            2.16
                                           -------          -------          -------          -------          -------
Less distributions:
  Dividends from net investment
   income...........................          (.16)              --             (.11)              --             (.05)
  Distributions from capital
   gains............................          (.05)              --             (.05)              --               --
                                           -------          -------          -------          -------          -------
    Total distributions.............          (.21)              --             (.16)              --             (.05)
                                           -------          -------          -------          -------          -------
Net asset value, end of period......     $   12.96        $   10.63        $   12.90        $   10.63        $   12.90
                                           -------          -------          -------          -------          -------
                                           -------          -------          -------          -------          -------
Total return (b)....................         24.4%           (1.3)%(c)         23.2%           (1.3)%(c)         20.1%(d)
Net assets, end of period (in
 thousands).........................     $  29,520        $  10,616        $   1,635        $      93        $      47
Ratio of expenses to average daily
 net assets (e).....................         1.35%             .05%(g)         2.25%             .09%(g)         2.25%(f)
Ratio of net investment income
 (loss) to average daily net assets
 (e)................................         1.01%             .07%(g)          .05%             .03%(g)        (.07)%(f)
Portfolio turnover rate (excluding
 short-term securities).............        160.1%             8.1%           160.1%             8.1%           160.1%

----------
(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(d) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,746 and $1,872 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for theses expenses, the ratio of expenses to average daily net assets would have been 1.81% and .07% for Class A shares, respectively, 2.45% and .10% for Class B shares, respectively and 2.34% for Class C shares. The ratio of net investment income to average daily net assets would have been .56% and .05% for Class A shares, respectively, (.15)% and .02% for Class B shares, respectively and (.16)% for Class C shares.
(f)  Adjusted to an annual basis.
(g) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Cornerstone Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Cornerstone Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from June 20, 1994 to September 30, 1994 and the financial highlights for the year ended September 30, 1995 and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1995. Dividends for the 1995 calendar year will be reported to you on Form 1099-Div in late January 1996. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

Income distributions--taxable as dividend income, 16.0% qualifying for deduction by corporations

PAYABLE DATE                                                                           PER SHARE
-------------------------------------------------------------------------------------  ---------
December 28, 1994....................................................................  $  0.1196
March 28, 1995.......................................................................     0.0416
June 28, 1995........................................................................     0.0533
                                                                                       ---------
                                                                                       $  0.2145
                                                                                       ---------
                                                                                       ---------

    The distributions of $.1196 payable on December 28, 1994 and $.0533 payable on June 28, 1995 consisted of $.0482 and $.0038, respectively, from short-term capital gains (taxable as dividend income) and $.0714 and $.0495, respectively, from net investment income.

CLASS B

Income distributions--taxable as dividend income, 16.0% qualifying for deduction by corporations

PAYABLE DATE                                                                           PER SHARE
-------------------------------------------------------------------------------------  ---------
December 28, 1994....................................................................  $  0.1046
March 28, 1995.......................................................................     0.0199
June 28, 1995........................................................................     0.0339
                                                                                       ---------
                                                                                       $  0.1584
                                                                                       ---------
                                                                                       ---------

    The distributions of $.1046 payable on December 28, 1994 and $.0339 payable on June 28, 1995 consisted of $.0482 and $.0038, respectively, from short-term capital gains (taxable as dividend income) and $.0564 and $.0301, respectively, from net investment income.

CLASS C

Income distributions--taxable as dividend income, 16.0% qualifying for deduction by corporations

PAYABLE DATE                                                                           PER SHARE
-------------------------------------------------------------------------------------  ---------
March 28, 1995.......................................................................  $  0.0199
June 28, 1995........................................................................     0.0348
                                                                                       ---------
                                                                                       $  0.0547
                                                                                       ---------
                                                                                       ---------

    The distributions of $.0348 payable on June 28, 1995 consisted of $.0038 from short-term capital gains (taxable as dividend income) and $.0310 from net investment income.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value. (Exchanges from the Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge.) Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from you fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or saving account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPs, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. Amounts over $1,000 will be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Amounts for less than $1,000 will be mailed to your bank on your behalf. To set this up, please send a voided check from your bank. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc.'s six portfolio managers manage eight mutual funds containing $272 million in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

              READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                 ADVANTUS-TM-
                               FAMILY OF FUNDS

                           MIMLIC SALES CORPORATION
                           400 ROBERT STREET NORTH
                           ST. PAUL, MN  55101-2098
                           1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48649 REV 11-95